EXHIBIT 99.3
                                  ------------

                                 A Confirmation

                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009


DATE:                August 30, 2006

TO:                  Citibank, N.A., New York Branch
ATTENTION:           Phil Sears
TELEPHONE:           212-723-1145
FACSIMILE:           212-723-8604

FROM:                Derivatives Documentation
TELEPHONE:           212-272-2711
FACSIMILE:           212-272-9857

SUBJECT:             Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC8642

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Citibank, N.A., New York Branch ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation, except as expressly modified below. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:                 Rate Cap

       Notional Amount:                     With respect to any Calculation
                                            Period, the amount set forth for
                                            such period in Schedule I attached
                                            hereto

       Trade Date:                          August 29, 2006

       Effective Date:                      August 30, 2006

Reference Number:  FXNEC8642
Citibank, N.A., New York Branch
August 30, 2006
Page 2 of 11

       Termination Date:                    July 25, 2009

       Fixed Amount (Premium):

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Payment Date:                 August 30, 2006

              Fixed Amount:                 USD 29,000

       Floating Amounts:

              Floating Rate Payer:          BSFP

              Cap Rate:                     5.80000%

              Floating Rate Payer
              Period End Dates:             The 25th calendar day of each month
                                            during the Term of this Transaction,
                                            commencing September 25, 2006 and
                                            ending on the Termination Date, with
                                            No Adjustment.

              Floating Rate Payer
              Payment Dates:                Early Payment shall be applicable.
                                            The Floating Rate Payer Payment
                                            Dates shall be two Business Days
                                            preceding each Floating Rate Payer
                                            Period End Date.

              Floating Rate Option:         USD-LIBOR-BBA, provided, however,
                                            that if the Floating Rate determined
                                            from such Floating Rate Option for
                                            any Calculation Period is greater
                                            than 8.80000% then the Floating Rate
                                            for such Calculation Period shall be
                                            deemed to be 8.80000%.

              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               30/360

              Reset Dates:                  The first day of each Calculation
                                            Period.

              Compounding:                  Inapplicable

       Business Days:                       New York

Reference Number:  FXNEC8642
Citibank, N.A., New York Branch
August 30, 2006
Page 3 of 11

       Business Day Convention:             Following

3.     Additional Provisions:               Each party hereto is hereby advised
                                            and acknowledges that the other
                                            party has engaged in (or refrained
                                            from engaging in) substantial
                                            financial transactions and has taken
                                            (or refrained from taking) other
                                            material actions in reliance upon
                                            the entry by the parties into the
                                            Transaction being entered into on
                                            the terms and conditions set forth
                                            herein and in the Confirmation
                                            relating to such Transaction, as
                                            applicable. This paragraph shall be
                                            deemed repeated on the trade date of
                                            each Transaction.

4.       Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
         Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

      (i) Market Quotation will apply.

      (ii) The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

Reference Number:  FXNEC8642
Citibank, N.A., New York Branch
August 30, 2006
Page 4 of 11

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)   Tax forms, documents, or certificates to be delivered are:

Party required to deliver  Form/Document/         Date by which to
document                   Certificate            be delivered

BSFP and                   Any document           Promptly after the earlier of
the Counterparty           required or            (i) reasonable demand by
                           reasonably             either party or (ii) learning
                           requested to allow     that such form or document is
                           the other party to     required
                           make payments under
                           this Agreement
                           without any
                           deduction or
                           withholding for or
                           on the account of
                           any Tax or with
                           such deduction or
                           withholding at a
                           reduced rate

(2)   Other documents to be delivered are:

Party required to          Form/Document/                   Date by which to               Covered by Section 3(d)
deliver document           Certificate                      be delivered                   Representation
BSFP and                   Any documents required by        Upon the execution and         Yes
the Counterparty           the receiving party to           delivery of this Agreement
                           evidence the authority of        and such Confirmation
                           the delivering party or its
                           Credit Support Provider, if
                           any, for it to execute and
                           deliver this Agreement, any
                           Confirmation , and any
                           Credit Support Documents to
                           which it is a party, and to
                           evidence the authority of
                           the delivering party

Reference Number:  FXNEC8642
Citibank, N.A., New York Branch
August 30, 2006
Page 5 of 11

Party required to          Form/Document/                   Date by which to               Covered by Section 3(d)
deliver document           Certificate                      be delivered                   Representation
                           or its Credit Support Provider to
                           perform its obligations
                           under this Agreement, such
                           Confirmation and/or Credit
                           Support Document, as the
                           case may be

BSFP and                   A certificate of an authorized   Upon the execution and         Yes
the Counterparty           officer of the party, as to      delivery of this Agreement
                           the incumbency and authority     and such Confirmation
                           of the respective officers of
                           the party signing this
                           Agreement, any relevant Credit
                           Support Document, or any
                           Confirmation, as the case may
                           be

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

      Address for notices or communications to BSFP:

                  Address:       383 Madison Avenue, New York, New York 10179
                  Attention:     DPC Manager
                  Facsimile:     (212) 272-5823

Reference Number:  FXNEC8642
Citibank, N.A., New York Branch
August 30, 2006
Page 6 of 11

      with a copy to:

               Address:       One Metrotech Center North, Brooklyn,
                              New York 11201
               Attention:     Derivative Operations - 7th Floor
               Facsimile:     (212) 272-1634

               (For all purposes)

      Address for notices or communications to the Counterparty:

               Address:       Citibank, N.A.
                              390 Greenwich Street - 6th Floor
               Attention:     Phil Sears
               Facsimile:     212-723-8604
               Phone:         212-723-1145

               (For all purposes)

(b)   Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
      Agreement:

                BSFP appoints as its
                Process Agent:            Not Applicable

                The Counterparty appoints as its
                Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

Reference Number:  FXNEC8642
Citibank, N.A., New York Branch
August 30, 2006
Page 7 of 11


(f)   Credit Support Document. Not applicable for either BSFP or the
      Counterparty.


(g)   Credit Support Provider.

      BSFP: Not Applicable

      The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set fort in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

Reference Number:  FXNEC8642
Citibank, N.A., New York Branch
August 30, 2006
Page 8 of 11

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g)  Relationship Between Parties.

            Each party represents to the other party on each date when it enters into a Transaction that:--

            (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

            (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

            (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

            (5) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

      NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.    Account Details and
      Settlement Information:   Payments to BSFP:
                                Citibank, N.A., New York
                                ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.

Reference Number:  FXNEC8642
Citibank, N.A., New York Branch
August 30, 2006
Page 9 of 11

                                Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                Sub-account  Number: 102-04654-1-3
                                Attention: Derivatives Department

                                Payments to Counterparty:
                                Citibank, N.A. New York
                                ABA # 021000089
                                Account No. 00167679
                                Financial Futures


This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By: /s/ Leticia Chevere
    -------------------------------
    Name:   Leticia Chevere
    Title:  Authorized Signatory


Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

CITIBANK, N.A., NEW YORK BRANCH



By: /s/ Frank A. Liccardello
    -------------------------------
         Frank A. Liccardello
         Authorized Signatory

Reference Number:  FXNEC8642
Citibank, N.A., New York Branch
August 30, 2006
Page 10 of 11

    As authorized agent or officer for Citibank, N.A.

    Name:
    Title:

lm

Reference Number:  FXNEC8642
Citibank, N.A., New York Branch
August 30, 2006
Page 11 of 11

                                       SCHEDULE I

          From and including          To but excluding        Notional Amount
                                                                   (USD)

            Effective Date               9/25/2006              20,000,000
              9/25/2006                  10/25/2006             19,657,404
              10/25/2006                 11/25/2006             19,259,821
              11/25/2006                 12/25/2006             18,807,941
              12/25/2006                 1/25/2007              18,302,684
              1/25/2007                  2/25/2007              17,745,209
              2/25/2007                  3/25/2007              17,136,915
              3/25/2007                  4/25/2007              16,479,436
              4/25/2007                  5/25/2007              15,774,640
              5/25/2007                  6/25/2007              15,024,618
              6/25/2007                  7/25/2007              14,231,685
              7/25/2007                  8/25/2007              13,398,364
              8/25/2007                  9/25/2007              12,527,377
              9/25/2007                  10/25/2007             11,687,957
              10/25/2007                 11/25/2007             10,879,514
              11/25/2007                 12/25/2007             10,101,468
              12/25/2007                 1/25/2008               9,353,245
              1/25/2008                  2/25/2008               8,634,279
              2/25/2008                  3/25/2008               7,944,011
              3/25/2008                  4/25/2008               7,281,890
              4/25/2008                  5/25/2008               6,647,370
              5/25/2008                  6/25/2008               6,039,914
              6/25/2008                  7/25/2008               5,458,989
              7/25/2008                  8/25/2008               4,904,070
              8/25/2008                  9/25/2008               4,374,637
              9/25/2008                  10/25/2008              3,870,177
              10/25/2008                 11/25/2008              3,390,182
              11/25/2008                 12/25/2008              2,934,150
              12/25/2008                 1/25/2009               2,501,583
              1/25/2009                  2/25/2009               2,091,992
              2/25/2009                  3/25/2009               1,704,889
              3/25/2009                  4/25/2009               1,331,698
              4/25/2009                  5/25/2009                972,076
              5/25/2009                  6/25/2009                625,684
              6/25/2009               Termination Date            292,194